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                              CENTURA FUNDS, INC.
                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                 SUPPLEMENT TO PROSPECTUS DATED AUGUST 28, 1997
                                  MAY 21, 1998


At a special meeting held May 11, 1998, the Board of Directors of Centura
Funds, Inc. approved the following changes to Centura Equity Growth Fund and Centura Equity Income Fund, to take effect on or about August 1, 1998. The planned changes for Centura Equity Income Fund are subject to shareholder approval of a new investment objective. The changes approved by the Board are as follows:

1. CENTURA EQUITY GROWTH FUND. The Board approved a change in this fund's investment policies so that its primary investments would be in equity securities of mid-sized companies - those companies whose market capitalization falls within the range of the companies in the S&P 400 Mid Cap Index at the time of purchase by the fund. To reflect this change, the fund's name would be changed to Centura Mid Cap Equity Fund. These changes do not require shareholder approval.

2. CENTURA EQUITY INCOME FUND. The Board approved a change in this fund's investment objective and policies. The fund's current investment objective is long-term capital appreciation and income. The new investment objective, subject to shareholder approval, would be long-term capital appreciation. The fund would pursue this objective by investing primarily in equity securities of large U.S. companies - those with market capitalization in excess of $1 billion. Income would no longer be an objective of this fund, and the fund would not continue to place a primary investment focus on a company's dividends. If shareholders approve the change in investment objective, the fund's name would be changed to Centura Large Cap Equity Fund.

Shareholders of Centura Equity Income Fund will soon receive a proxy statement for a meeting of shareholders scheduled to be held July 23, 1998 to consider the proposed new investment objective.